Exhibit 32(f)

CERTIFICATION

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-Q of Savannah Electric and Power Company for the quarter ended March 31, 2006, we, the undersigned, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of our individual knowledge and belief, that:

(1)

such Quarterly Report on Form 10-Q of Savannah Electric and Power Company for the quarter ended March 31, 2006, which this statement accompanies, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

the information contained in such Quarterly Report on Form 10-Q of Savannah Electric and Power Company for the quarter ended March 31, 2006, fairly presents, in all material respects, the financial condition and results of operations of Savannah Electric and Power Company.

/s/W. Craig Barrs W. Craig Barrs President and Chief Executive Officer
/s/Kirby R. Willis Kirby R. Willis Vice President, Treasurer, Chief Financial Officer and Assistant Corporate Secretary

Date: May 4, 2006